Annuity Investors Life Insurance Company®
Annuity Investors® Variable Account C
The Commodore Helmsman®
and The Commodore Majesty®
Individual Flexible Premium Deferred Annuities
Supplement Dated December 22, 2008
to Supplemental Prospectus Dated May 1, 2008
Effective December 16, 2008, Contract Owners may no longer allocate funds to the following Closed Subaccounts.
•	Old Mutual Large Cap Growth Subaccount
•	Old Mutual Mid-Cap Subaccount
•	Old Mutual Select Value Subaccount
Each of these Subaccounts invested in a series (an “Old Mutual Portfolio”) of the Old Mutual Insurance Series Fund. On December 15, 2008, the Plan of Liquidation and Dissolution for the Old Mutual Portfolios was finalized, each Old Mutual Portfolio made liquidating distributions, and each Old Mutual Portfolio was dissolved.